Exhibit 24

                                POWER OF ATTORNEY

         We, the undersigned directors of the Registrant, hereby severally constitute and appoint John R. Maxwell, and David W; Pijor, or either of them, our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form SB-2 relating to issuance of shares of the Registrant's common stock, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any all amendments (including pre- and post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said person and/or persons shall do or cause to be done by virtue thereof.

Signature                                            Title                          Date
---------                                            -----                          ----

 /s/ Fed A. Burroughs                              Director                            May 25, 2000
---------------------------------------------
Fred A. Burroughs, III

 /s/ Terry L. Collins                              Director                            May 22, 2000
---------------------------------------------
Dr. Terry L. Collins

 /s/ Norman P. Horn                                Director                            May 25, 2000
---------------------------------------------
Norman P. Horn

 /s/ David C. Karlgaard                            Director                            May 19, 2000
---------------------------------------------
Dr. David C. Karlgaard

                                                   Director                            _______, 2000
---------------------------------------------
Richard C. Litman

 /s/ John R. Maxwell                               President, Chief Executive Officer  May 24, 2000
---------------------------------------------      and Director (Principal Executive Officer)
John R. Maxwell

 /s/ Alvin E. Nashman                              Director                            May 17, 2000
---------------------------------------------
Dr. Alvin E. Nashman

                                                   Director                            _______, 2000
---------------------------------------------
Helen L. Newman

                                                   Director                            _______, 2000
---------------------------------------------
Thomas L. Patterson

 /s/ David W. Pijor                                Chairman of the Board of Directors  May 15, 2000
---------------------------------------------
David W. Pijor

 /s/ Russell E. Sherman                            Director                            May 16, 2000
---------------------------------------------
Russell E. Sherman